UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 25, 2007
STINGER SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-51822	30-0296398
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
2701 North Rocky Point Drive, Suite 1130
Tampa, Florida 33607
(Address of principal executive offices, including zip code)
(813) 281-1061
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 3.02. Unregistered Sales of Equity Securities
Item 9.01. Financial Statements and Exhibits
SIGNATURE
INDEX TO EXHIBITS
EX-10.1 AMENDMENT AND EXERCISE AGREEMENT DATED JANUARY 25, 2007
EX-10.2 FORM OF NEW WARRANT
EX-10.3 REGISTRATION RIGHTS AGREEMENT DATED JANUARY 25, 2007

Section 1 – Registrant’s Business and Operations
Item 1.01. Entry into a Material Definitive Agreement.
     The information set forth under Item 3.02 is incorporated by reference.
Section 3 – Securities and Trading Markets
Item 3.02. Unregistered Sales of Equity Securities.
     On January 25, 2007, Stinger Systems, Inc. (the “Company”) and certain existing warrant holders (the “Warrant Holders”) entered into an amendment and exercise agreement (the “Agreement”) pursuant to which (i) the Company reduced the exercise price of the warrants then held by the Warrant Holders (the “Existing Warrants”) to $0.60 per share; (ii) the Warrant Holders exercised all of the Existing Warrants at an exercise price of $0.60 per share and acquired 999,999 shares of the Company’s common stock; and (iii) the Company issued to the Warrant Holders new warrants (the “New Warrants”) to purchase up to an aggregate of 1,500,000 shares of the Company’s common stock at an exercise price of $2.00 per share. The Company granted the Warrant Holders certain registration rights with respect to the resale of the shares issued upon exercise of the Existing Warrants and the shares to be issued upon exercise of the New Warrants. Neither the shares issued upon exercise of the Existing Warrants or the shares issuable upon exercise of the New Warrants have been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements.
     The Amendment and Exercise Agreement, the form of New Warrant, and the Registration Rights Agreement are attached as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K.
     The New Warrants were offered and sold only to “accredited investors” (as defined in section 501(a) of Regulation D) pursuant to an exemption from the registration requirements under Section 4(2) of the Securities Act. All exhibits attached hereto are incorporated herein by reference.
Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Amendment and Exercise Agreement dated January 25, 2007 among Stinger Systems, Inc., Bonanza Master Fund Ltd., Tonga Partners, L.P., The Cuttyhunk Fund Limited, and Anegada Master Fund, Ltd.

10.2	Form of New Warrant

10.3	Registration Rights Agreement dated January 25, 2007 among Stinger Systems, Inc., Bonanza Master Fund Ltd., Tonga Partners, L.P., The Cuttyhunk Fund Limited, and Anegada Master Fund, Ltd.

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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STINGER SYSTEMS, INC.

/s/ David J. Meador
David J. Meador
Chief Financial Officer
Date: January 26, 2007

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INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Amendment and Exercise Agreement dated January 25, 2007 among Stinger Systems, Inc., Bonanza Master Fund Ltd., Tonga Partners, L.P., The Cuttyhunk Fund Limited, and Anegada Master Fund, Ltd.

10.2	Form of New Warrant

10.3	Registration Rights Agreement dated January 25, 2007 among Stinger Systems, Inc., Bonanza Master Fund Ltd., Tonga Partners, L.P., The Cuttyhunk Fund Limited, and Anegada Master Fund, Ltd.

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